UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 22, 2020. ARES CAPITAL CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting will be held solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at https://materials.proxyvote.com/04010L, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which the Company's proxy materials are available at https://materials.proxyvote.com/04010L for updated information. As always, the Company encourages you to vote your shares at the Annual Meeting. ARES CAPITAL CORPORATION 245 PARK AVENUE 44TH FLOOR NEW YORK, NY 10167 proxy materials and voting instructions. D08439-P38243 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 25, 2020 Date: June 22, 2020Time: 3:00 P.M. Los Angeles Time Location: The Offices of Kirkland & Ellis LLP 2049 Century Park East, Suite 3700 Los Angeles, California 90067 (or by means of remote communication, as described below)

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D08440-P38243 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-KPRIVACY NOTICE How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 8, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends a vote "FOR" each of the director nominees in Proposal 1 and "FOR" Proposal 2. 1. Election of Directors Nominees: 1a. Michael J Arougheti* 1b. Ann Torre Bates* 1c. Steven B. McKeever* * To elect the person (except as marked to the contrary) as a Class I director of the Company to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. 2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. 3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof. D08441-P38243 Voting Items

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